UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

Medtronic Public Limited Company

(Exact name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

(Registrant’s telephone number, including area code): +353 1 438-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 28, 2017, Medtronic Global Holdings S.C.A. (“Medtronic Luxco”), issued $1,000,000,000 aggregate principal amount of 1.700% Senior Notes due 2019 (the “2019 Notes”) and $850,000,000 aggregate principal amount of 3.350% Senior Notes due 2027 (the “2027 Notes,” and together with the 2019 Notes, the “Notes”), in an underwritten offering pursuant to a registration statement on Form S-3 (the “Registration Statement”) (File No. 333-215895) filed with the Securities and Exchange Commission (the “Commission”) on February 6, 2017, and a related prospectus filed with the Commission. The Notes are fully and unconditionally guaranteed by Medtronic Public Limited Company (“Medtronic plc”) and Medtronic, Inc. (the “Guarantees,” and together with the Notes, the “Securities”). The Securities were sold pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) dated as of March 21, 2017, among Medtronic Luxco, Medtronic plc and Medtronic, Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC and the other underwriters party thereto. The Underwriting Agreement was separately filed with the SEC on March 22, 2017, as Exhibit 1.1 to Medtronic plc’s Current Report on Form 8-K.

The Securities were issued under an indenture dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Luxco, Medtronic, Inc. and Medtronic plc and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of March 28, 2017 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The 2019 Notes will mature on March 28, 2019, and the 2027 Notes will mature on April 1, 2027. Interest on the 2019 Notes will be paid semi-annually in arrears on each March 28 and September 28, commencing on September 28, 2017. Interest on the 2027 Notes will be paid semi-annually in arrears on each April 1 and October 1, commencing on October 1, 2017.

At any time prior to March 28, 2019 (the maturity date of the 2019 Notes), in the case of the 2019 Notes, and January 1, 2027 (three months prior to the maturity date of the 2027 Notes), in the case of the 2027 Notes, Medtronic Luxco will have the right, at its option, to redeem either series of Notes, in whole or in part, at any time and from time to time, by paying a “make-whole” premium, plus accrued and unpaid interest to, but not including, the date of redemption. In addition, on or after January 1, 2027 (three months prior to the maturity date of the 2027 Notes), Medtronic Luxco will have the right, at its option, to redeem the 2027 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.

The Notes will be general unsecured senior obligations of Medtronic Luxco and will rank equally in right of payment with all of Medtronic Luxco’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness that Medtronic Luxco may incur. The Guarantees will rank equally in right of payment with all of Medtronic plc’s and Medtronic, Inc.’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness from time to time outstanding that Medtronic plc or Medtronic, Inc. may incur.

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, Medtronic Luxco’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

Medtronic plc and its affiliates maintain ordinary banking relationships and credit facilities with Wells Fargo Bank, National Association. In addition, Wells Fargo Bank, National Association is the trustee for certain of Medtronic plc’s affiliates’ other debt securities, is the transfer agent for Medtronic plc’s ordinary shares, and from time to time provides services relating to Medtronic plc’s investment management, stock repurchase and foreign currency hedging programs. In addition, certain of the underwriters party to the Underwriting Agreement and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for Medtronic plc and its affiliates from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for Medtronic plc in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Certain of the underwriters or their respective affiliates have been or are lenders under one or more of Medtronic, Inc.’s and Medtronic Luxco’s credit facilities.

The above description of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture. The executed version of the Base Indenture is filed as Exhibit 4.1 and the Supplemental Indenture is filed as Exhibit 4.2 hereto and incorporated by reference into the Registration Statement. The form of the Base Indenture was previously filed as an exhibit to the Registration Statement.

In connection with the offering of the Notes, Medtronic plc is filing as Exhibits 5.1, 5.2, 5.3 and 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

(d) List of Exhibits

Exhibit Number	Description

4.1	Base Indenture, dated as of March 28, 2017, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of March 28, 2017, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc and Wells Fargo Bank, N.A., as trustee (including the forms of the 2019 Notes and 2027 Notes).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, U.S. counsel to Medtronic plc, Medtronic Global Holdings S.C.A. and Medtronic, Inc.

5.2	Opinion of A&L Goodbody, Irish counsel to Medtronic plc.

5.3	Opinion of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), Luxembourg counsel to Medtronic Global Holdings S.C.A.

5.4	Opinion of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).

23.3	Consent of Allen & Overy LLP (included in Exhibit 5.3).

23.4	Consent of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc. (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: March 28, 2017		Karen L. Parkhill
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Base Indenture, dated as of March 28, 2017, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of March 28, 2017, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc and Wells Fargo Bank, N.A., as trustee (including the forms of the 2019 Notes and 2027 Notes).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, U.S. counsel to Medtronic plc, Medtronic Global Holdings S.C.A. and Medtronic, Inc.

5.2	Opinion of A&L Goodbody, Irish counsel to Medtronic plc.

5.3	Opinion of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), Luxembourg counsel to Medtronic Global Holdings S.C.A.

5.4	Opinion of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).

23.3	Consent of Allen & Overy LLP (included in Exhibit 5.3).

23.4	Consent of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc. (included in Exhibit 5.4).